Equitable Financial Life Insurance Company of America

Equitable Financial Life Insurance Company

Supplement Dated May 1, 2026 to the current statutory prospectuses, initial summary prospectuses and updating summary prospectuses for:

•	Investment Edge ® 15.0
•	Retirement Cornerstone ® Series 13.0
•	Retirement Cornerstone ® Series 15.0
•	Retirement Cornerstone ® Series 15A
•	Retirement Cornerstone ® Series 15B
•	Retirement Cornerstone ® Series 17
•	Retirement Cornerstone ® Series 17 Series E
•	Retirement Cornerstone ® Series 19
•	Retirement Cornerstone ® 19 Series E

This Supplement modifies certain information in the above-referenced prospectuses, initial summary prospectuses and updating summary prospectuses (together the “Prospectus”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. The prospectuses, initial summary prospectuses and updating summary prospectuses are hereby incorporated by reference, respectively. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus.

The following hereby amends the current expense in “Appendix: Investment options available under the contract” for the following fund:

Portfolio Company — Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses
HartfordDisciplined Equity HLS Fund — Hartford Funds Management Company , LLC ; Wellington Management Company LLP	1.10%

IE 15, RC 13, RC 15, RC 15A, RC 15B, RC 17,	Cat #800302 (5/26)
RC 17 Series E, RC 19, RC 19 Series E NB/In Force	#108367